FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION



                              CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):       December 1, 2003



                     CENTENNIAL MORTGAGE INCOME FUND II
           (Exact name of registrant as specified in its charter)




        California                 0-15448                     33-0112106
(State or other jurisdiction    (Commission                  IRS Employer
   of incorporation)            File Number)          Identification No.)




 1540 South Lewis Street, Anaheim, California                    92805
   (Address of principal executive offices)                    (Zip Code)




Registrant's telephone number, including area code:        (714) 502-8484













Item 1. Changes in Control of Registrant

             None

Item 2. Acquisition or Disposition of Assets

             None

Item 3. Bankruptcy or Receivership

             None

Item 4. Changes in Registrant's Certifying Accountant

             None

Item 5. Other Events

On December 1, 2003 the Registrant mailed a final distribution to its investors who were holders of record as of November 15, 2003. The distribution totaled $781,357 and amounted to $26.82 per limited partnership unit. The general partners are preparing all documents necessary to dissolve the Partnership, and intend to file these documents with the appropriate government agencies within 30 days.

Item 6. Resignation of Registrant's Directors

             None

Item 7. Financial Statements and Exhibits

             None

Item 8. Change in Fiscal Year

             None

Item 9. Sales of Equity Securities Pursuant to Regulation S.

             None






SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 15, 2003                         By:   /s/Ronald R. White
                                                      ___________________
                                                      Ronald R White
                                                      General Partner